SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2006

Encore Clean Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26047	65-0609891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 666 Burrard Street, Vancouver, BC, Canada	V6C 2X8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604 601-2040

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

    Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective at the close of business November 20, 2006, Donald James MacKenzie resigned as President and as a member of the board of directors. There was no known disagreement with Mr. MacKenzie on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Clean Energy, Inc.

/s/ Donald James MacKenzie
Donald James MacKenzie

Date: November 20, 2006